SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): April 4, 1996



                            WELLS FARGO & COMPANY
            (Exact name of registrant as specified in its charter)


        Delaware                       1-6214              No. 13-2553920
(State or other jurisdiction      (Commission File          (IRS Employer
    of incorporation)                  Number)           Identification No.)


            420 Montgomery Street, San Francisco, California 94163
             (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (415) 477-1000


                                Not Applicable
        (Former name or former address, if changed since last report)

Item 7:           Financial Statements and Exhibits

            (c)   Exhibits

                99(a) The Consolidated Financial Statements of First Interstate Bancorp as of December 31, 1995 and 1994 and for each of the years in the three-year period ended December 31, 1995 (incorporated by reference from First Interstate Bancorp's Annual Report on Form 10-K for the year ended December 31,
1995).

                99(b)   Consent of Independent Accountants for First Interstate
Bancorp.

                99(c) Wells Fargo & Company and First Interstate Bancorp Pro Forma Combined Financial Information (unaudited) (incorporated by reference from the Proxy Statement, dated February 27, 1996, of Wells Fargo & Company at pages 81-89).



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 4, 1996.




                              WELLS FARGO & COMPANY




                                  By:   FRANK A. MOESLEIN
                                        ________________________________
                                        Frank A. Moeslein
                                        Executive Vice President and Controller

                                 EXHIBIT 99(b)
                   FIRST INTERSTATE BANCORP AND SUBSIDIARIES
                      CONSENT OF INDEPENDENT ACCOUNTANTS



            We consent to the incorporation by reference in this Form 8-K and the Registration Statements noted below on Forms S-3, S-4 and S-8 of Wells Fargo & Company of our report dated January 23, 1996, with respect to the consolidated financial statements of First Interstate Bancorp incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1995 filed with the Securities and Exchange Commission.


   Registration
 Statement Number          Form                 Description

33-34969                    S-8   Employee Stock Purchase Plan

33-7274, 33-40781           S-8   Equity Incentive Plans

33-26052, 33-41731          S-8   Director Option Plans

2-93338                     S-8   Tax Advantage Plan and Tax Advantage Plan
                                  Sales by Wells Fargo Bank

33-54441                    S-8   Long-Term Incentive Plan

2-88534, 33-47434           S-3   Dividend Reinvestment and Common Stock
                                  Purchase and Share Custody Plan

33-51227                    S-3   Shelf registration of senior or subordinated
                                  debt securities, preferred stock, depositary shares or common stock

33-60573                    S-3   Shelf registration of senior or subordinated
                                  debt securities, preferred stock, depositary shares or common stock

33-64575                    S-4   Common stock issuable in connection with First
                                  Interstate Bancorp acquisition

                                ERNST & YOUNG LLP

Los Angeles, California
March 25, 1996